EXHIBIT 10(a)
                         HOUSTON INDUSTRIES INCORPORATED
                      EXECUTIVE INCENTIVE COMPENSATION PLAN

               (As Amended and Restated Effective January 1, 1991)

                                 SIXTH AMENDMENT

               Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Executive Incentive Compensation Plan, effective January 1, 1991 (the "Plan"), and having reserved the right under Section 18 thereof to amend the Plan, does hereby amend Section 10 of the Plan by adding a new paragraph (H) thereto, effective August 1, 1995, to read as follows:

               "(H) TERMINATIONS UNDER 1995 PROGRAM. Notwithstanding anything herein to the contrary, if a Participant fulfills the requirements for the Voluntary Early Pension for 1995 Program participants under Section 9.7(a) of the Houston Industries Incorporated Retirement Plan, the Participant shall be deemed to have completed the applicable Forfeiture Period with respect to the contingent portion of his Annual Award granted with respect to the 1991 Plan Year, if any. The Award vested pursuant to this Paragraph shall be paid in a lump sum as soon as practicable following January 1, 1996 (or the January 1 following actual termination, if later) unless otherwise elected by the Participant pursuant to Section 10.D. Such terminated Participants are not entitled to any Long-Term Awards payable after June 30, 1995 under the Plan."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall
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constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 18th day of May, 1995, but effective as of the date stated herein.

                                            HOUSTON INDUSTRIES INCORPORATED

                                            By  /s/ D. D. SYKORA
                                                    D. D. Sykora
                                                    President and Chief
                                                    Operating Officer
ATTEST:

  /s/ RICHARD B. DAUPHIN
      Richard B. Dauphin
      Assistant Corporate Secretary
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